UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, DC 20549

                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                               January 19, 2005
               Date of Report (Date of Earliest Event Reported)

                          CAESARS ENTERTAINMENT, INC.
              (Exact name of Registrant as Specified in Charter)


          Delaware                      1-14573                88-0400631
--------------------------------   ------------------  -------------------------
  (State or Other Jurisdiction         (Commission         (IRS Employer
      of Incorporation)                File Number)       Identification No.)


             3930 Howard Hughes Parkway
                 Las Vegas, Nevada                             89109
-------------------------------------------------     --------------------------
(Address of Principal Executive Offices)                     (Zip Code)


      Registrant's telephone number, including area code: (702) 699-5000

                                      N/A
--------------------------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

         On January 19, 2005, Caesars Entertainment, Inc. ("Caesars") and Harrah's Entertainment, Inc. ("Harrah's") issued a joint press release announcing that they have each certified that they have provided substantially all the information requested by the Federal Trade Commission in connection with the acquisition of Caesars by Harrah's.

         For additional information concerning the foregoing, a copy of the joint press release dated January 19, 2005 is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Additional Information about the Acquisition and Where to Find It

In connection with Harrah's proposed acquisition of Caesars (the "Acquisition"), on December 20, 2004, Harrah's filed preliminary materials with the Securities and Exchange Commission ("SEC"), including a Registration Statement on Form S-4 that contains a preliminary prospectus and a preliminary joint proxy statement. These materials are not yet final and will be amended. INVESTORS AND SECURITY HOLDERS OF CAESARS ARE URGED TO READ THE DEFINITIVE VERSIONS OF THESE MATERIALS AND OTHER RELEVANT DOCUMENTS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT HARRAH'S, CAESARS AND THE ACQUISITION. The preliminary materials filed on October 20, 2004 and December 20, 2004, the definitive versions of these materials and other relevant materials (when they become available), and any other documents filed by Harrah's or Caesars with the SEC, may be obtained free of charge at the SEC's web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by directing a written request to: Caesars Entertainment, Inc., 3930 Howard Hughes Parkway, Las Vegas, Nevada 89109, Attention: Investor Relations or Harrah's, One Harrah's Court, Las Vegas, Nevada 89119, Attention: Investor Relations. Investors and security holders are urged to read the proxy statement, prospectus and the other relevant materials when they become available before making any voting or investment decision with respect to the Acquisition.

         Caesars, Harrah's and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Caesars and Harrah's in connection with the Acquisition. Information about the executive officers and directors of Caesars and their ownership of Caesars common stock is set forth in the proxy statement for Caesars' 2004 Annual Meeting of Stockholders, which was filed with the SEC on April 16, 2004. Information about those executive officers and directors of Harrah's and their ownership of Harrah's common stock is set forth in the Harrah's Form 10-K for the year ended December 31, 2003, which was filed with the SEC on March 5, 2004, and the proxy statement for Harrah's 2004 Annual Meeting of Stockholders, which was filed with the SEC on March 4, 2004. Investors and security holders may obtain additional information regarding the direct and indirect interests of Caesars, Harrah's and their respective executive officers and directors in the Acquisition by reading the proxy statement and prospectus regarding the Acquisition when it becomes available.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of
Section 10 of the Securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits.

         (a)      Financial Statements of Business Acquired. Not applicable.

         (b)      Pro Forma Financial Information. Not applicable.

         (c)      Exhibits.

                  99.1  Joint Press Release dated January 19, 2005.

Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     CAESARS ENTERTAINMENT, INC.


                                      By:   /s/ Wesley D. Allison
                                            ------------------------------------
                                            Name:   Wesley D. Allison
                                            Title:  Senior Vice President,
                                                    Controller and Interim Chief
                                                    Financial Officer


Dated: January 19, 2005